Exhibit 99.1

ORCHID ISLAND CAPITAL ANNOUNCES

FEBRUARY 2024 MONTHLY DIVIDEND AND

JANUARY 31, 2024 RMBS PORTFOLIO CHARACTERISTICS

●	February 2024 Monthly Dividend of $0.12 Per Share of Common Stock
●	RMBS Portfolio Characteristics as of January 31, 2024
●	Next Dividend Announcement Expected March 13, 2024

Vero Beach, Fla., February 14, 2024 - Orchid Island Capital, Inc. (the “Company”) (NYSE: ORC) announced today that the Board of Directors of the Company declared a monthly cash dividend for the month of February 2024. The dividend of $0.12 per share will be paid March 26, 2024 to holders of record of the Company’s common stock on February 29, 2024, with an ex-dividend date of February 28, 2024. The Company plans on announcing its next common stock dividend on March 13, 2024.

The Company intends to make regular monthly cash distributions to its holders of common stock. In order to qualify as a real estate investment trust (“REIT”), the Company must distribute annually to its stockholders an amount at least equal to 90% of its REIT taxable income, determined without regard to the deduction for dividends paid and excluding any net capital gain. The Company will be subject to income tax on taxable income that is not distributed and to an excise tax to the extent that a certain percentage of its taxable income is not distributed by specified dates. The Company has not established a minimum distribution payment level and is not assured of its ability to make distributions to stockholders in the future.

As of February 14, 2024 and January 31, 2024, the Company had 51,303,301 shares of common stock outstanding. As of December 31, 2023, the Company had 51,636,074 shares outstanding.

RMBS Portfolio Characteristics

Details of the RMBS portfolio as of January 31, 2024 are presented below. These figures are preliminary and subject to change. The information contained herein is an intra-quarter update created by the Company based upon information that the Company believes is accurate:

●	RMBS Valuation Characteristics
●	RMBS Assets by Agency
●	Investment Company Act of 1940 (Whole Pool) Test Results
●	Repurchase Agreement Exposure by Counterparty
●	RMBS Risk Measures

About Orchid Island Capital, Inc.

Orchid Island Capital, Inc. is a specialty finance company that invests on a leveraged basis in Agency RMBS. Our investment strategy focuses on, and our portfolio consists of, two categories of Agency RMBS: (i) traditional pass-through Agency RMBS, such as mortgage pass-through certificates and collateralized mortgage obligations issued by Fannie Mae, Freddie Mac or Ginnie Mae, and (ii) structured Agency RMBS. The Company is managed by Bimini Advisors, LLC, a registered investment adviser with the Securities and Exchange Commission.

Forward-Looking Statements

This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 and other federal securities laws. These forward-looking statements include, but are not limited to, statements about the Company’s distributions. These forward-looking statements are based upon Orchid Island Capital, Inc.’s present expectations, but these statements are not guaranteed to occur. Investors should not place undue reliance upon forward-looking statements. For further discussion of the factors that could affect outcomes, please refer to the “Risk Factors” section of the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2022.

RMBS Valuation Characteristics
($ in thousands)
										Realized
									Realized	Nov-23 -
									Jan-24	Jan-24
					Net			Weighted	CPR	CPR
					Weighted			Average	(1-Month)	(3-Month)	Modeled Interest
	Current	Fair	% of	Current	Average			Maturity	(Reported	(Reported	Rate Sensitivity (1)
Type	Face	Value	Portfolio	Price	Coupon	GWAC	Age	(Months)	in Feb)	in Feb)	(-50 BPS)	(+50 BPS)
Fixed Rate RMBS
30yr 3.0	1,390,175	1,235,739	32.07%	88.89	3.00%	3.46%	34	320	6.3%	5.1%	38,816	(39,284)
30yr 3.5	193,119	179,633	4.66%	93.02	3.50%	4.04%	47	302	6.0%	5.8%	5,074	(5,125)
30yr 4.0	560,307	529,874	13.75%	94.57	4.00%	4.78%	24	333	2.7%	2.3%	13,366	(14,338)
30yr 4.5	338,732	329,019	8.54%	97.13	4.50%	5.45%	19	339	7.4%	6.2%	6,431	(7,159)
30yr 5.0	549,488	544,218	14.12%	99.04	5.00%	5.93%	17	340	3.4%	3.8%	9,978	(11,435)
30yr 5.5	271,070	274,239	7.12%	101.17	5.50%	6.43%	10	349	5.1%	3.5%	4,246	(5,126)
30yr 6.0	318,989	324,586	8.42%	101.75	6.00%	6.99%	10	345	7.5%	8.6%	3,802	(4,738)
30yr 6.5	332,433	341,679	8.87%	102.78	6.50%	7.39%	6	351	11.0%	8.7%	2,770	(3,680)
30yr 7.0	74,593	77,362	2.01%	103.71	7.00%	7.94%	4	354	2.4%	4.5%	518	(647)
Total Pass Through RMBS	4,028,906	3,836,349	99.55%	95.22	4.33%	5.06%	23	333	5.8%	5.1%	85,001	(91,532)
Structured RMBS
IO 20yr 4.0	8,613	892	0.02%	10.36	4.00%	4.57%	145	88	10.0%	10.2%	5	(5)
IO 30yr 3.0	2,952	356	0.01%	12.05	3.00%	3.64%	108	240	24.3%	9.4%	-	(1)
IO 30yr 4.0	80,114	14,756	0.38%	18.42	4.00%	4.60%	113	238	6.2%	8.4%	(241)	187
IO 30yr 4.5	3,440	643	0.02%	18.69	4.50%	4.99%	163	183	4.4%	5.5%	(4)	2
IO 30yr 5.0	1,871	374	0.01%	20.00	5.00%	5.36%	163	185	3.7%	5.0%	(6)	4
IO Total	96,990	17,021	0.44%	17.55	4.01%	4.60%	119	222	7.0%	8.5%	(245)	186
IIO 30yr 4.0	26,509	327	0.01%	1.23	0.00%	4.40%	76	272	7.6%	7.0%	103	(84)
Total Structured RMBS	123,499	17,348	0.45%	14.05	3.15%	4.55%	109	232	7.1%	8.1%	(142)	102

Total Mortgage Assets	$4,152,405	$3,853,697	100.00%		4.30%	5.05%	26	330	5.9%	5.2%	$84,859	$(91,430)

	Average	Hedge	Modeled Interest
	Notional	Period	Rate Sensitivity (1)
Hedge	Balance	End	(-50 BPS)	(+50 BPS)
3-Month SOFR Futures	$(100,000)	Mar-26	$(1,000)	$1,000
5-Year Treasury Future(2)	(421,500)	Mar-24	(8,823)	8,624
10-Year Treasury Future(3)	(320,000)	Mar-24	(10,306)	9,902
Swaps	(2,326,500)	Nov-29	(58,747)	56,657
TBA	(645,700)	Feb-24	(10,774)	12,812
Swaptions	(800,000)	May-24	(28)	256
Hedge Total	$(4,613,700)		$(89,678)	$89,251
Rate Shock Grand Total			$(4,819)	$(2,179)

(1)

Modeled results from Citigroup Global Markets Inc. Yield Book. Interest rate shocks assume instantaneous parallel shifts and horizon prices are calculated assuming constant SOFR option-adjusted spreads. These results are for illustrative purposes only and actual results may differ materially.

(2)	Five-year Treasury futures contracts were valued at prices of $108.39 at January 31, 2024. The market value of the short position was $456.9 million.
(3)	Ten-year Treasury futures contracts were valued at prices of $112.33 at January 31, 2024. The market value of the short position was $359.5 million.

RMBS Assets by Agency
($ in thousands)
		Percentage
	Fair	of
Asset Category	Value	Portfolio
As of January 31, 2024
Fannie Mae	$2,684,927	69.7%
Freddie Mac	1,168,770	30.3%
Total Mortgage Assets	$3,853,697	100.0%

Investment Company Act of 1940 Whole Pool Test
($ in thousands)
		Percentage
	Fair	of
Asset Category	Value	Portfolio
As of January 31, 2024
Non-Whole Pool Assets	$141,882	3.7%
Whole Pool Assets	3,711,815	96.3%
Total Mortgage Assets	$3,853,697	100.0%

Borrowings By Counterparty
($ in thousands)
			Weighted	Weighted
		% of	Average	Average
	Total	Total	Repo	Maturity	Longest
As of January 31, 2024	Borrowings	Debt	Rate	in Days	Maturity
RBC Capital Markets, LLC	$295,473	8.0%	5.48%	13	2/13/2024
Mitsubishi UFJ Securities (USA), Inc.	280,200	7.6%	5.49%	23	2/29/2024
J.P. Morgan Securities LLC	264,928	7.2%	5.46%	20	2/20/2024
Cantor Fitzgerald & Co	255,902	7.0%	5.54%	13	2/13/2024
Citigroup Global Markets Inc.	247,472	6.7%	5.46%	26	2/26/2024
ASL Capital Markets Inc.	241,703	6.6%	5.47%	38	3/12/2024
Wells Fargo Bank, N.A.	208,284	5.7%	5.47%	54	3/25/2024
Merrill Lynch, Pierce, Fenner & Smith	198,201	5.4%	5.48%	16	2/27/2024
Mirae Asset Securities (USA) Inc.	198,045	5.4%	5.49%	60	4/22/2024
ABN AMRO Bank N.V.	178,201	4.9%	5.48%	50	3/28/2024
Daiwa Securities America Inc.	176,370	4.8%	5.47%	84	4/24/2024
Bank of Montreal	166,942	4.5%	5.49%	42	3/13/2024
StoneX Financial Inc.	166,206	4.5%	5.48%	16	2/16/2024
Marex Capital Markets Inc.	160,119	4.4%	5.49%	43	4/26/2024
Goldman, Sachs & Co.	157,780	4.3%	5.47%	18	2/29/2024
Banco Santander SA	152,412	4.1%	5.53%	40	3/22/2024
ING Financial Markets LLC	130,630	3.6%	5.48%	50	3/21/2024
DV Securities, LLC Repo	96,129	2.6%	5.54%	18	2/29/2024
South Street Securities, LLC	80,184	2.2%	5.57%	28	2/28/2024
Lucid Cash Fund USG LLC	9,699	0.3%	5.49%	15	2/15/2024
Lucid Prime Fund, LLC	8,489	0.2%	5.49%	15	2/15/2024
Total Borrowings	$3,673,369	100.0%	5.49%	33	4/26/2024

Contact:

Orchid Island Capital, Inc.

Robert E. Cauley

3305 Flamingo Drive, Vero Beach, Florida 32963

Telephone: (772) 231-1400